Exhibit 10.22

Execution Version

AMENDMENT NO. 4 AND CONSENT TO

CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

Amendment No. 4 and Consent to CREDIT AGREEMENT, dated as of December 11, 2014 (this “Amendment No. 4”) to the CREDIT AGREEMENT, dated as of June 20, 2011 (as amended by Amendment No. 1 and Omnibus Amendment, dated as of October 11 2011, Amendment No. 2, dated as of October 1, 2013, and Amendment No. 3, dated as of May 29, 2014, the “Credit Agreement”), by and among SHARYLAND PROJECTS, L.L.C. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “‘Lenders”), Société Générale, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent” or the “Collateral Agent”), the Fixed Rate Note Holders, and the other Persons from time to time parties thereto, and Amendment No. 1 to SECURITY AGREEMENT, dated as of December 11, 2014 (this “Amendment No. 1” and together with Amendment No. 4, this “Amendment”) to the SECURITY AGREEMENT, dated as of June 20, 2011, by and among the Borrower, the Administrative Agent and Collateral Agent, and the other Persons from time to time parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (after giving effect to this Amendment) and the rules of interpretation set forth therein shall apply to this Amendment.

RECITALS

WHEREAS, the Borrower, the Lenders party hereto and the Fixed Rate Note Holders party hereto are parties to the Credit Agreement;

WHEREAS, in connection with an anticipated Qualified IPO, the Borrower has requested that the Required Financing Parties and the Administrative Agent amend the Credit Agreement as more fully described herein;

WHEREAS, the Borrower desires to amend and restate that certain Amended and Restated Lease Agreement dated as of April 30, 2013 between the Borrower and Sharyland Utilities, L.P., which amendment and restatement will be substantially in the form attached hereto as Exhibit A (such amendment and restatement, the “CREZ Lease Amendment and Restatement”);

WHEREAS, the Borrower has further requested that the Required Financing Parties consent to the CREZ Lease Amendment and Restatement and amend the Credit Agreement in connection therewith, as more fully described herein;

WHEREAS, the Required Financing Parties, the Administrative Agent and the Borrower are willing to agree to such amendments and consent, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the mutual agreement herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement.

a.	Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions and replacing them in their entirety as follows:

“Change of Control” means (i) the Operating Partnership shall cease to own or control, directly or indirectly, 90% of the outstanding equity interests of the Pledgor; (ii) Hunt Family Members shall cease to own and control, directly or indirectly, at least 5% of the outstanding equity interests of the Operating Partnership, unless (x) the General Partner has become a publicly held company, or (y) the Pledgor has total assets on its balance sheet valued at $1,000,000,000 or greater; (iii) Hunt Family Members cease to own or control, directly or indirectly, at least 50% of the voting interests of SU; or (iv) the Pledgor shall cease to directly own or control 100% of the outstanding equity interests of the Borrower.

“Collateral Accounts” has the meaning given to it in the Depositary Agreement.

“CREZ Master Lease” means (A) prior to the effectiveness of the CREZ Lease Amendment and Restatement, the Amended and Restated Lease Agreement (CREZ Assets) dated as of April 30, 2013, between the Borrower, as lessor, and SU, as lessee, and (B) upon the effectiveness of the CREZ Lease Amendment and Restatement, the CREZ Lease Amendment and Restatement, as such lease may be amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof.

“General Partner” means InfraREIT, L.L.C., a Delaware limited liability company, and its successors.

“Operating Partnership” means InfraREIT Partners, LP, a Delaware limited partnership.

“Pledged Stock” has the meaning given to the term “Pledged Collateral” in the Pledge Agreement.

“Qualified IPO” means an underwritten public offering of the equity interests of the General Partner or any other Person of which the Pledgor is a Subsidiary.

“System Lease” means (1) the McAllen Lease, (2) the Stanton/Brady/Celeste Lease, (3) upon the effectiveness thereof, the Lease Agreement (ERCOT Transmission Assets), between the Pledgor, as lessor, and SU, as lessee, (4) upon the completion of the FERC Merger, the FERC Lease and (5) any and all other leases and supplements thereto in connection with transmission and distribution and related assets pursuant to which SU is the lessee and either (A) the Pledgor or a Subsidiary of the Pledgor is the lessor or (B) a Subsidiary of SU or another Person Controlled by one or more Hunt Family Members is the lessor.

b.	Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“CREZ Lease Amendment and Restatement” means the Second Amended and Restated Lease Agreement (CREZ Assets), between the Borrower, as lessor, and SU, as lessee, with respect to the CREZ Project.

“FERC Lease” means (A) prior to the effectiveness of the FERC Lease Amendment and Restatement, the Second Amended and Restated Lease Agreement, dated as of July 1, 2012, between FERC Owner and FERC Operator and (B) upon the effectiveness of the FERC Lease Amendment and Restatement, the FERC Lease Amendment and Restatement, as such lease may be amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof.

“FERC Lease Amendment and Restatement” shall mean the Third Amended and Restated Lease Agreement (Stanton Transmission Loop Assets) between FERC Owner, as lessor, and FERC Operator, as lessee.

“FERC Merger” means the anticipated transaction or series of transactions pursuant to which SDTS FERC, L.L.C. will merge into the Pledgor and SU FERC, L.L.C. will merge into SU.

“FERC Operator” means (A) prior to the FERC Merger, SU FERC, L.L.C., a Subsidiary of SU, and (B) upon the completion of the FERC Merger, SU.

“FERC Owner” means (A) prior to the FERC Merger, SDTS FERC, L.L.C., a Subsidiary of the Pledgor, and (B) upon the completion of the FERC Merger, the Pledgor.

“Hunt Family Members” means (i) Ray L. Hunt; (ii) the spouse of Ray L. Hunt and each of his children and siblings; (iii) the spouse and lineal descendants of any Person identified in the foregoing clause (ii); (iv) any trust or account primarily for the benefit of any Person or Persons identified in the foregoing clauses (i), (ii) or (iii); (v) any corporation, partnership or other entity in which any of the Persons identified in the foregoing clauses (i), (ii), (iii) or (iv) are the beneficial owners of and Control substantially all of the shares of capital stock, membership interests, partnership interests or other equity interests and options or warrants to acquire, or securities convertible into, capital stock, membership interests, partnership interests or other equity securities of an entity; and (vi) the personal representative or guardian of any of the Persons identified in the foregoing clauses (i), (ii) and (iii) upon such Person’s death for purposes of the administration of such Person’s estate or upon such Person’s disability or incompetency for purposes of the protection and management of the assets of such Person.

“McAllen Lease” shall mean (A) prior to the effectiveness of the McAllen Lease Amendment and Restatement, the Second Amended and Restated Master System Lease Agreement, dated as of July 1, 2012, between the Pledgor, as lessor, and SU, as lessee, and (B) upon the effectiveness of the McAllen Lease Amendment and Restatement, the McAllen Lease Amendment and Restatement, as such lease may be amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof.

“McAllen Lease Amendment and Restatement” the Third Amended and Restated Master System Lease Agreement (McAllen System), between the Pledgor, as lessor, and SU, as lessee.

“Stanton/Brady/Celeste Lease” shall mean (A) prior to the effectiveness of the Stanton/Brady/Celeste Lease Amendment and Restatement, the Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), dated as of July 1, 2012, between the Pledgor, as lessor, and SU, as lessee, and (B) upon the effectiveness of the Stanton/Brady/Celeste Lease Amendment and Restatement, the Stanton/Brady/Celeste Lease Amendment and Restatement, as such lease may be amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof.

“Stanton/Brady/Celeste Lease Amendment and Restatement” shall mean the Second Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), between the Pledgor, as lessor, and SU, as lessee.

c.	Article 2 of the Credit Agreement is hereby amended by adding Section 2.22(j) as set forth below:

“(j) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of that Amendment No. 4 to the Credit Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

d.	Section 5.11 of the Credit Agreement shall be amended by deleting the stricken text and adding the underlined text, each as set forth below:

“Security Documents. The Security Agreement and the Pledge Agreement are each effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock, the Pledge Agreement shall be effective to create a fully perfected Lien on, and security interest in, all right, title and interest of the Pledgor in such Pledged Stock and the proceeds thereof upon delivery of certificates and appropriate transfer powers to the Collateral Agent representing any such Pledged Stock constituting a “certificated security” under Section 8-102(a)(4) of the Uniform Commercial Code as in effect in the State of New York, as security for the Secured Obligations (as defined in the Pledge Agreement), and in the case of the other Collateral described in the Security Agreement constituting Collateral that is of the type in which a valid security interest can be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York, when financing statements and other filings specified on Schedule 5.11 in appropriate form are filed in the offices specified on Schedule 5.11, the Security Agreement and the Pledge Agreement shall be effective to create a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower and the Pledgor in such Collateral and the proceeds thereof (to the extent a security interest in such Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in such filing jurisdictions), as security for the Secured Obligations (as defined in the Security Agreement or Pledge Agreement, as applicable), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Permitted Liens that pursuant to applicable law are entitled to a higher priority than the Liens created by the Security Documents).”

e.	Section 8.8 of the Credit Agreement shall be amended by adding the underlined text as set forth below:

“Any of the Financing Documents shall cease, for any reason, to be in full force and effect, the Borrower or any Affiliate thereof shall so assert or any security interest in the Collateral purported to be created by any Security Document shall cease to be, or shall be asserted in writing by the Borrower or the Pledgor not to be, a valid and perfected security interest having the priority required by this Agreement or the relevant Security Document in the securities, assets or properties covered thereby, in each case except as any such validity, perfection or priority is not required hereunder or thereunder (including by amendment, consent or waiver).”

f.	Section 5.28 of the Credit Agreement shall be amended by adding the underlined text as set forth below:

“The Borrower does not have any “deposit account” with a “bank” (within the meaning of Section 9-102 of the UCC) other than (a) the Collateral Accounts, as applicable, established in accordance with the Depositary Agreement and the other Financing Documents and (b) any “deposit account”, the deposits of which are limited to disbursements from the Distribution Account made in accordance with Section 3.6(b) of the Depositary Agreement.”

g.	Section 7.16 of the Credit Agreement shall be amended by adding the underlined text as set forth below:

“The Borrower shall not have any “deposit accounts” with a “bank” (within the meaning of Section 9-102 of the UCC) other than (a) the Collateral Accounts, as applicable, established in accordance with the Depositary Agreement and the other Financing Documents and (b) any “deposit account”, the deposits of which are limited to disbursements from the Distribution Account made in accordance with Section 3.6(b) of the Depositary Agreement. The Borrower shall provide prompt notice to the Administrative Agent with respect to any deposit accounts which qualify under clause (b) of the preceding sentence.”

2. Consent under Credit Agreement. Notwithstanding Section 7.9(v) of the Credit Agreement, the Financing Parties party hereto, which Financing Parties constitute the Required Financing Parties necessary to effect the consent hereinafter described, hereby consent to the CREZ Lease Amendment and Restatement.

3. Amendment to Security Agreement. Section 4.01(b) of the Security Agreement amended by deleting the stricken text and adding the underlined text, each as set forth below:

“maintain the Liens created by this Agreement as a perfected security interest having at least the priority described in Section 5.11 of the Credit Agreement and, at the sole cost and expense of the Borrower, (i) give, execute, deliver, file and/or record any Financing Statement (x) to create, preserve, perfect or validate and maintain the Liens granted pursuant hereto or (y) to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such Liens; provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (d) below, (ii) in the case of Investment Property (other than securities accounts and commodities accounts) and Letter-of-Credit Rights, take any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto and (iii) in the case of any Deposit Account, securities account or commodities account constituting a Collateral Account, take any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code);”

4. Conditions to this Amendment Effective Date. This Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”) which shall be a date after the Required Financing Parties, the Administrative Agent and the Borrower shall have executed and delivered counterparts of this Amendment.

5. Representations and Warranties of the Borrower. In order to induce the Administrative Agent and the Required Financing Parties to enter into this Amendment, the Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the amendment contemplated herein.

6. Continuing Effect of Financing Documents. Except as expressly set forth herein, this Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Required Financing Parties. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment shall be deemed a Financing Document for purposes of the Credit Agreement.

7. Fees. In accordance with Section 10.5 of the Credit Agreement, the Borrower shall pay the fees, charges and disbursements of the Administrative Agent’s special counsel in connection with this Amendment.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as the delivery of a manually executed counterpart of this Amendment.

9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Integration. This Amendment and the other Financing Documents represent the agreement of the Borrower, the Administrative Agent and the Required Financing Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent or any Required Financing Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

SHARYLAND PROJECTS, L.L.C.

By:	/s/ Brant Meleski
	Name:	Brant Meleski
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

SOCIÉTÉ GÉNÉRALE, as Administrative Agent and Collateral Agent

By:	/s/ Edward J. Grimm
	Name:	Edward J. Grimm
	Title:	Director

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Edward J. Grimm
	Name:	Edward J. Grimm
	Title:	Director

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

ASSOCIATES BANK, N.A., as Lender

By:	/s/ Joel Makolin
	Name:	Joel Makolin
	Title:	Vice President

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

ROYAL BANK OF CANADA, as Co-Syndication Agent and Lender

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

COBANK, ACB

By:	/s/ Dustin Zubke
	Name:	Dustin Zubke
	Title:	Vice President

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

DNB CAPITAL LLC

By:	/s/ Einar Gulstad
	Name:	Einar Gulstad
	Title:	Senior Vice President

By:	/s/ Andrea Ozbolt
	Name:	Andrea Ozbolt
	Title:	First Vice President

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Patrick N. Riley
	Name:	Patrick N. Riley
	Title:	Vice President

By:	/s/ Angela Ellis
	Name:	Angela Ellis
	Title:	Vice President

Signature Page to Amendment No. 4 and Consent to Credit Agreement and Amendment No. 1 to Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Yann Blindert
	Name:	Yann Blindert
	Title:	Director